UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2007

ENVIROSAFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52407	94-3251254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Naner Street, Wanshou Road, Suite 602
Haizhu District, Guangzhou, P. R. China
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 424-2345

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    This Current Report on Form 8-K is filed by Envirosafe Corporation, a Delaware corporation (the “Registrant”), in connection with the items set forth below.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On July 18, 2007 the Registrant executed a written Guaranty of payments made by Si Chuan Da Zhu Fu Da Zhu Ma Fang Zhi You Xian Gong Si to help secure financing in order to finalize the share exchange between Si Chuan Da Zhu Fu Da Zhu Ma Fang Zhi You Xian Gong Si and the Registrant (the "Share Exchange").  The Guaranty was written for the benefit of R. Chris Cottone and guaranties payments pursuant to a promissory note executed by Si Chuan Da Zhu Fu Da Zhu Ma Fang Zhi You Xian Gong Si in the amount of $454,980. Pursuant to the terms of the Guaranty, the Registrant shall be responsible for payments under the promissory note in the event that Si Chuan Da Zhu Fu Da Zhu Ma Fang Zhi You Xian Gong Si does not or cannot make timely payments. Additionally, the loan is secured by the 30,632,250 shares acquired as part of the exchange transaction. A copy of the Guaranty is attached hereto as exhibit 10.1.

Si Chuan Da Zhu Fu Da Zhu Ma Fang Zhi You Xian Gong Si is currently in default of the promissory note for failure to make payments thereunder.  Pursuant to the Guaranty, the Registrant is now liabile for the debt of Si Chuan Da Zhu Fu Da Zhu Ma Fang Zhi You Xian Gong Si.

The Registrant and R. Chris Cottone have however reached an agreement to settle the obligations created under the Guarentee.  In settlement of the obligations under the Guaranty, R. Chris Cottone will receive a payment of $150,000 cash and $232,000 in debt owed by R.Chris Cottone to Guoqiang Zhan shall be extinguished in exchange for a complete release from the obligations of the Guaranty and the reversion of 30,632,250 shares of the Registrant currently held by R.Chris Cottone as collateral pursuant to the financing agreements.

In addition, the Registrant has decided it is in the best interest of all parties to begin unwinding the Share Exchange with Si Chuan Da Zhu Fu Da Zhu Ma Fang Zhi You Xian Gong Si.  Once the 30,632,250 shares currently being held as collateral revert back to the Registrant they will be retired to the treasuary and the capital of Si Chuan Da Zhu Fu Da Zhu Ma Fang Zhi You Xian Gong Si will revert back to its previous state prior to the Share Exchange so the Registrant can continue its current business operations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

10.1	Guaranty*

* Previously filed with Form 8-K, dated July 23, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROSAFE CORPORATION

Date: September 19, 2007	/s/ Guoqiang Zhan
Guoqiang Zhan

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